UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2011

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On July 7, 2011, Greer Bancshares Incorporated (the “Company”), the bank holding company for Greer State Bank (the “Bank”), entered into a Written Agreement (the “Agreement”) with the Federal Reserve Bank of Richmond (the “Federal Reserve”). The Agreement is intended to enhance the ability of the Company to serve as a source of strength to the Bank. The Agreement’s requirements are in addition to those of the Consent Order effective March 1, 2011 (the “Consent Order”) entered into by the Bank with the Federal Deposit Insurance Corporation (the “FDIC”) and the Commissioner of Banking on behalf of the South Carolina Board of Financial Institutions.

Pursuant to the Agreement, the Company will:

•	take steps to ensure that the Bank complies with the Consent Order;

•

not, without the prior written approval of the Federal Reserve, (i) declare or pay any dividends, (ii) receive dividends or any form of payment from the Bank representing a reduction in capital, (iii) make any distributions of interest, principal or other sums on subordinated debentures or trust preferred securities, (iv) incur, increase or guarantee any debt, or (v) purchase or redeem any shares of its stock;

•	within 60 days, submit to the Federal Reserve a written statement of planned sources and uses of cash;

•	comply with notice provisions of laws and regulations regarding the appointment of any new directors or senior executive officers;

•	comply with certain banking laws and regulations restricting indemnification of and severance payments to executives and employees; and

•	submit quarterly progress reports to the Federal Reserve.

Given its strategy of seeking to improve the Company’s and Bank’s capital positions, as well as the capital requirements and restrictions contained in the Consent Order, the Company has no plans to pay dividends or engage in any of the other restricted capital and financing activities described above. As previously disclosed, the Boards and management of the Company and the Bank have proactively taken steps to comply with the requirements of the Consent Order. The Company and the Bank believe that these steps will help the Company and the Bank address the concerns underlying the Consent Order and the Agreement.

Management does not believe that the Agreement will have a significant impact on the Bank’s lending and deposit operations, which will continue to be conducted in the usual and customary manner. All Bank deposits will remain insured by the FDIC to the maximum extent allowed by law.

The foregoing description of the Agreement is a summary, and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

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This release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements relate to, among other things, future economic performance, plans and objectives of management for future operations, and projections of revenues and other financial items that are based on the beliefs of management, as well as assumptions made by, and information currently available to, management. The words “may,” “will,” “anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “may,” and “intend,” as well as other similar words and expressions, are intended to identify forward-looking statements. Actual results may differ materially from the results discussed in the forward-looking statements. The Company’s operating performance is subject to various risks and uncertainties including, without limitation:

•	significant increases in competitive pressure in the banking and financial services industries;

•

reduced earnings due to higher credit losses owing to economic factors, including declining home values, increasing interest rates, increasing unemployment, or changes in payment behavior or other causes;

•	the concentration of our portfolio in real estate based loans and the weakness in the commercial real estate market;

•	increased funding costs due to market illiquidity, increased competition for funding or other regulatory requirements;

•	market risk and inflation;

•	level, composition and re-pricing characteristics of our securities portfolios;

•	availability of wholesale funding;

•	adequacy of capital and future capital needs;

•	our reliance on secondary sources of liquidity such as FHLB advances, federal funds lines of credit from correspondent banks and brokered time deposits, to meet our liquidity needs;

•	operating restrictions imposed by our Consent Order, such as limitations on the use of brokered deposits;

•	our inability to meet the requirements set forth in our Consent Order within prescribed time frames;

•	changes in the interest rate environment which could reduce anticipated or actual margins;

•	changes in political conditions or the legislative or regulatory environment, including recently enacted and proposed legislation;

•	adequacy of the level of our allowance for loan losses;

•	the rate of delinquencies and amounts of charge-offs;

•	the rates of loan growth;

•	adverse changes in asset quality and resulting credit risk-related losses and expenses;

•

general economic conditions, either nationally or regionally and especially in our primary service area, becoming less favorable than expected resulting in, among other things, a deterioration in credit quality;

•	changes occurring in business conditions and inflation;

•	changes in technology;

•	changes in monetary and tax policies;

•	loss of consumer confidence and economic disruptions resulting from terrorist activities;

•	changes in the securities markets;

•	ability to generate future taxable income to realize deferred tax assets;

•	ability to have sufficient liquidity at the parent holding company level to pay preferred stock dividends and interest expense on junior subordinated debt; and

•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

For a description of factors which may cause actual results to differ materially from such forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, and other reports from time to time filed with or furnished to the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements as these statements speak only as of the date when made. The Company undertakes no obligation to update any forward-looking statements made in this report.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Exhibit

10.1	Written Agreement between Greer Bancshares Incorporated and the Federal Reserve Bank of Richmond dated July 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ R. Dennis Hennett
Name:	R. Dennis Hennett
Title:	President and Chief Executive Officer

Dated: July 13, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Written Agreement between Greer Bancshares Incorporated and the Federal Reserve Bank of Richmond dated July 7, 2011.